UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street, Suite 400 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On May 23, 2024, Jaguar Health, Inc. (the “Company”) entered into an amendment (the “Second ATM Amendment”) to that certain At the Market Offering Agreement, dated December 10, 2021 (as amended by that certain amendment on February 2, 2022, and by the Second ATM Amendment, the “Agreement”), between the Company and Ladenburg Thalmann & Co. Inc., as agent (“Ladenburg”). Pursuant to the Second ATM Amendment, the previous $75,000,000 limit on the aggregate offering amount of shares of the Company’s common stock, $0.0001 par value per share (the “Shares”), which the Company may sell and issue through Ladenburg, as the sales agent, was removed such that the amount issuable under the Agreement is limited solely by certain limitations as specified in the Second ATM Amendment.

Also on May 23, 2024, the Company filed a prospectus supplement with the Securities and Exchange Commission (the “Prospectus Supplement”) in connection with the offer and sale of the Shares pursuant to the Agreement. The issuance and sale of the Shares by the Company under the Agreement will be made pursuant to the Company’s registration statement on Form S-3 (File No. 333-278861) filed with the SEC on April 22, 2024 and declared effective on May 1, 2024 (the “Registration Statement”), as supplemented by a prospectus supplement dated May 23, 2024.

The opinion of Reed Smith LLP, the Company’s counsel, regarding the legality of the Shares that may be issued pursuant to the Agreement, is filed herewith as Exhibit 5.1.

The Shares will be sold pursuant to the Registration Statement, and offerings of the Shares will be made only by means of the Prospectus Supplement and the accompanying prospectus. This Current Report on Form 8-K shall not constitute an offer to sell or solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.

The Second ATM Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K, and such document is incorporated herein by reference. The foregoing is only a brief description of the material terms of the Second ATM Amendment, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibit.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, at the special meeting of stockholders of the Company held on April 9, 2024 (the “Special Meeting”), the Company’s stockholders approved an amendment (the “Eighth Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “COI”), to effect a reverse stock split of the Company’s voting common stock (“Common Stock”) at a ratio of not less than one-for-two and not greater than one-for-one hundred fifty, with the exact ratio within that range to be determined in the discretion of the Company’s board of directors (the “Board”) on or before January 22, 2025.

Pursuant to such authority granted by the Company’s stockholders, the Board approved a one-for-sixty (60) reverse stock split (the “Reverse Stock Split”) of the Common Stock , and on May 17, 2024, the Company filed the Eighth Amendment with the Secretary of State of the State of Delaware. The Reverse Stock Split will become effective in accordance with the terms of the Eighth Amendment at 12:01 am Eastern Time on May 23, 2024 (the “Effective Time”). When the Reverse Stock Split becomes effective, every sixty (60) shares of the Company’s issued and outstanding Common Stock immediately prior to the Effective Time shall automatically be reclassified into one (1) share of Common Stock, without any change in the par value per share. The Reverse Stock Split reduces the number of shares of Common Stock issuable upon the conversion of the Company’s outstanding non-voting common stock and the exercise or vesting of its outstanding stock options and warrants in proportion to the ratio of the Reverse Stock Split and causes a proportionate increase in the conversion and exercise prices of such non-voting common stock, stock options and warrants. In addition, the number of shares reserved for issuance under the Company’s equity compensation plans immediately prior to the Effective Time will be reduced proportionately. The Reverse Stock Split did not change the total number of authorized shares of Common Stock or preferred stock.

No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders who otherwise would be entitled to receive a fractional share in connection with the Reverse Stock Split will receive a cash payment in lieu thereof.

Equiniti Trust Company, LLC is acting as exchange agent for the Reverse Stock Split and will correspond stockholders of record regarding the Reverse Stock Split. Stockholders who hold their shares in book-entry form or in “street name” (through a broker, bank or other holder of record) are not required to take any action.

Commencing on May 23, 2024, trading of the Company’s Common Stock will continue on The Nasdaq Capital Market on a Reverse Stock Split-adjusted basis. The new CUSIP number for the Company’s Common Stock following the Reverse Stock Split is 47010C805.

The foregoing description of the Eighth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Eighth Amendment, which is filed as Exhibit 3.1 to this report and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On May 17, 2024, the Company issued a press release announcing the effectuation of the Reverse Stock Split, a copy of which is furnished as Exhibit 99.1.

The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Eighth Amendment of the Third Amended and Restated Certificate of Incorporation of Jaguar Health, Inc.
5.1	Opinion of Reed Smith LLP as to the legality of the Shares.
10.1	Second Amendment to the At the Market Offering Agreement, dated May 23, 2024, by and between Jaguar Health, Inc. and Ladenburg Thalmann & Co. Inc.
99.1	Press Release Announcing Reverse Stock Split dated May 17, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

	By:	/s/ Lisa A. Conte
		Name:	Lisa A. Conte
		Title:	Chief Executive Officer & President

Date: May 23, 2024

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